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                                                                  Exhibit 10.64


                               AMENDMENT NO. 7 TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), is entered into on and as of this 20th day of March, 2002, by and between SUNROCK CAPITAL CORP., a Delaware corporation ("LENDER"), and DSI TOYS, INC., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of February 2, 1999 (as the same has been, and may hereafter be, amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT").

     B. Borrower desires to guaranty a portion of the obligations owing by DSI
(HK) Limited pursuant to that certain Banking Facility Letter dated as of December 4, 2001, executed by Dao Heng Bank Limited and DSI (HK) Limited.

     NOW, THEREFORE, in consideration of the premises herein contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

     2.01 AMENDMENT TO EVENTS OF DEFAULT. Effective as of the date hereof,
SECTION 10.1 is hereby amended by amending and restating SECTION 10.1(N) in its entirety to read as follows and by adding new Section 10.1(o), in each case as follows:

          "(n) DSI (HK) Limited shall fail to maintain its existing credit facility with Dao Heng Bank Limited or one or more other credit facilities for the benefit of DSI (HK) Limited acceptable to Lender, in either case upon such terms and conditions as Lender may find adequate to provide financing for the continued operations of DSI (HK) Limited in the manner then conducted.

          (o) Any claim or demand for payment or performance shall be made on, or asserted against, Borrower in respect of any guarantee or other agreement executed by Borrower in connection with any credit facility maintained by DSI (HK) Limited, including, but not limited to, any claim under Borrower's partial guaranty of any

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     indebtedness incurred, or to be incurred, by DSI (HK) and owing to Dao
     Heng Bank Limited."

     2.02 AMENDMENT TO SCHEDULE 9.10. Effective as of the date hereof, SCHEDULE
9.10 to the Loan Agreement is hereby amended and restated to read in its entirety in the form hereto attached as EXHIBIT A.

                                   ARTICLE III
            RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS

     3.01 RATIFICATIONS. Except as expressly amended hereby, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection herewith, are, and shall continue to be, legal, valid, binding and enforceable in accordance with their respective terms.

     3.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and does not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, are true and correct on and as of the date hereof; (c) as of the date hereof no Event of Default under the Loan Agreement is continuing and no event or condition exists that with the giving of notice or the lapse of time, or both, would be an Event of Default; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and each agreement and instrument entered into in connection therewith.

     3.03 PAYMENT OF LEGAL AND OTHER EXPENSES. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith. The fee, costs and expenses referred to in this SECTION 3.03 may be charged by Lender to Borrower's loan account at the option of Lender.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     4.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

     4.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such

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other agreements, documents and instruments shall mean a reference to the Loan
Agreement, as amended hereby.

     4.03 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     4.04 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     4.05 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     4.06 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     4.07 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     4.08 FINAL AGREEMENT. THE FINANCING AGREEMENTS (INCLUDING THE LOAN AGREEMENT AND THIS AMENDMENT), AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     4.09 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS,

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DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES
WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY FINANCING AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

     Executed as of the day and year set forth first above.

                                               DSI TOYS, INC.

                                               By: /s/ R. L. WEISGARBER
                                                   -----------------------------
                                               Name: R. L. WEISGARBER
                                                     ---------------------------
                                               Title:  CFO
                                                      --------------------------

                                               SUNROCK CAPITAL CORP.

                                               By: /s/ Y. RENEE' HANNAH
                                                   -----------------------------
                                               Name: Y. RENEE' HANNAH
                                                     ---------------------------
                                               Title: ACCOUNT EXECUTIVE
                                                      --------------------------

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                                    EXHIBIT A

                                  SCHEDULE 9.10

                     Existing Loans, Advances and Guarantees

DSI TOYS, INC.:

LOANS:

None


ADVANCES:

Employee travel advances                             Employee travel advances in
                                                     ordinary course of business

GUARANTEES:

Kawasaki minimum royalty guarantee                   $600,000.00
Discovery communications, Inc. royalty guarantee     $210,000.00

Continuing Guarantee, limited to $6,000,000, by DSI Toys, Inc. to Dao Heng Bank Limited, a Hong
Kong banking and financial institution on the Banking Facility Letter dated as of December 4,
2001, by and between Dao Heng Bank Limited and
DSI (HK) Limited